Fees Summary	Jan. 29, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 26,090,648.18
Previously Paid Amount	0
Total Fee Amount	3,603.12
Total Offset Amount	0
Net Fee	$ 3,603.12